Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No 333-14949 and 333-62745) of Spanlink Communications, Inc. of our report dated February 10, 2000, except for Note 14 as to which the date is March 21, 2000, relating to the financial statements, which appears in this form 10-KSB.


                                                 /s/ PricewaterhouseCoopers LLP



PricewaterhouseCoopers LLP
March 30, 2000